                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                      [X] PURSUANT TO SECTION 13 OR 15(d)
                                OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) AUGUST 10, 2004

                             SIMMONS BEDDING COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

     333-113861                               13-3875743
(Commission file number)          (I.R.S. Employer Identification No.)


ONE CONCOURSE PARKWAY, SUITE 800, ATLANTA, GEORGIA                    30328-6188
    (Address of principal executive offices)                          (Zip Code)

                                 (770) 512-7700
               Registrant's telephone number, including area code

ITEM 5.  REGULATION FD DISCLOSURE

         Further detail relating to the reconciliation of EBITDA and Adjusted EBITDA to Net income follows (amounts in thousands):


                                                            Quarter Ended                  Six Months Ended
                                                       -------------------------        -------------------------
                                                       Successor  |  Predecessor        Successor  |  Predecessor
                                                       June 26,   |   June 28,          June 26,   |    June 28,
                                                         2004     |     2003              2004     |      2003
                                                       ---------  |  -----------        ---------  |  -----------
                                                                  |                                |
                                                                  |                                |
Adjusted EBITDA:                                                  |                                |
 Net income                                             $ 5,958   |    $ 3,485           $ 9,923   |     $10,965
 Interest expense                                        10,919   |      6,845            22,056   |      14,274
 Amortization of intangibles                             (1,197)  |         98             2,289   |         170
 Depreciation and other amortization expense              4,294   |      5,542             8,428   |      11,210
 Income tax expense                                       3,351   |      2,314             5,582   |       7,363
                                                        -------   |    -------           -------   |     -------
                                                                  |                                |
EBITDA                                                   23,325   |     18,284            48,278   |      43,982
                                                                  |                                |
 Non-cash stock compensation expense                         --   |      9,591             3,308   |      10,421
 Transaction related expenditures, including                      |                                |
  cost of product sold                                       --   |         --             6,484   |          --
 Plant opening, closing charges                           4,722   |         --             6,951   |          --
 Sleep Country acquisition expenses                          --   |         50                --   |         822
 Mattress Gallery transaction expenses                      662   |         --               662   |          --
 Management fees                                            469   |        706               869   |       1,359
 Litigation and insurance                                  (650)  |        778              (650)  |       1,556
 Non-recurring retail segment charges                        --   |        432                --   |         432
 Non-recurring marketing expense                             --   |        250                --   |         250
 Impairment of investment                                    --   |         --                --   |         249
 Non-recurring hourly compensation adjustment               350   |         --               350   |          --
 Other                                                       29   |         97               (48)  |         207
                                                        -------   |    -------           -------   |     -------
                                                                  |                                |
Adjusted EBITDA                                         $28,907   |    $30,188           $66,204   |     $59,278
                                                        =======   |    =======           =======   |     =======

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit 99.1 Press release dated as of August 10, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 10, 2004, the Company issued a press release reporting its 2004 second quarter and first six months results of operations, and announcing the appointment of B. Joseph Messner to the Board of Directors. The press release is furnished as Exhibit 99.1.


         As provided in General Instruction B.6 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                     SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                              SIMMONS BEDDING COMPANY

By:                    /s/ William S. Creekmuir
         ----------------------------------------------------
                           William S. Creekmuir
         Executive Vice President and Chief Financial Officer

Date:    August 11, 2004

                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
-------                    ------------
99.1                       Press release dated as of August 10, 2004.